Exhibit 10.1

WARRANT PURCHASE AGREEMENT

This Warrant Purchase Agreement (this “Agreement”) is dated as of December 10, 2007, among Elixir Gaming Technologies, Inc., a Nevada corporation (the “Company”), Elixir Group Limited, a Hong Kong corporation (“Elixir Group”) and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser,” and collectively, the “Purchasers”).

R E C I T A L S

WHEREAS, the Company has issued to Elixir Group certain warrants to purchase shares of the Company’s common stock, at an exercise price of $2.65 per share, pursuant to that certain Securities Purchase Agreement dated October 11, 2006 between the Company and Elixir Group (“Securities Agreement”) and Securities Purchase and Product Participation Agreement dated June 12, 2007 between the Company and Elixir Group (“Participation Agreement”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(1) of the Securities Act of 1933, as amended (the “Securities Act”), Elixir Group desires to transfer and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from Elixir Group, warrants to purchase shares of the Company’s common stock as more fully described in this Agreement.

WHEREAS, Elixir Group wishes to transfer and sell the warrants hereunder subject to the immediate exercise of the warrants pursuant to their terms.

A G R E E M E N T

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Elixir Group, the Company and each Purchaser hereby agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

"Action” shall have the meaning ascribed to such term in Section 3.2(j).

"Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

"Buy-In” shall have the meaning ascribed to such term in Section 4.1(f).

"Buy-In Price” shall have the meaning ascribed to such term in Section 4.1(f).

"Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States.

"Closing” means the Closing of the sale and exercise of the Warrants pursuant to Sections 2.1 and 2.2.

"Closing Date” means the Business Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Warrant Subscription Amount and Warrant Exercise Amount, (ii) Elixir Group’s obligation to deliver the applicable Warrant Assignments, and (iii) the Company’s obligations to deliver the applicable Warrants and Warrant Shares have been satisfied or waived.

"Commission” means the Securities and Exchange Commission.

"Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

"Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

"Deadline Date” shall have the meaning ascribed to such term in Section 4.1(f).

"Disclosure Schedules” means the Disclosure Schedules of the Company delivered in connection with the Closing.

"Effective Date” means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Escrow Agreement” shall mean that certain escrow agreement, in the form of Exhibit A attached hereto, to be entered into between the Company, Elixir Group, the Placement Agent and Lowenstein Sandler PC, as escrow agent

"Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” of any Person means, without duplication (a) all indebtedness for borrowed money, (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (c) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (f) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (h) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above.

"Intellectual Property” shall have the meaning ascribed to such term in Section 3.2(o)(i).

"Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

"Material Adverse Effect” shall have the meaning assigned to such term in Section 3.2(b).

"Material Permits” shall have the meaning ascribed to such term in Section 3.2(m).

"Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Placement Agent” means ThinkEquity Partners, LLC.

"Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

"Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares.

"Required Approvals” shall have the meaning ascribed to such term in Section 3.2(e).

"Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Warrants and the Warrant Shares.

"SEC Reports” shall have the meaning ascribed to such term in Section 3.2(h).

"Short Sales” shall include all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

"Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.2(a).

“Trading Day” means (i) a day on which the Common Stock is listed or quoted for trading on its primary Trading Market, or (ii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted for trading on the principal securities exchange or securities market on which the Common Stock is then traded; provided that in the event the Common Stock is not listed or quoted for trading as set forth in (i) and (ii) hereof, then Trading Day shall mean “Business Day.”

"Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, or the NASDAQ Capital Market.

"Transaction Documents” means this Agreement, the Warrant Assignments and the Registration Rights Agreement executed in connection with the transactions contemplated hereunder.

“Warrants” means the Common Stock purchase warrants, substantially in the form of Exhibit C attached hereto, presently owned by Elixir Group and to be sold to the Purchasers at the Closing, pursuant to which the holders have the right to purchase up to 16,000,000 shares of Common Stock, at an exercise price of $2.65 per share.

“Warrant Assignment” means the assignment form attached to the Warrants duly executed by Elixir Group for purposes of formally assigning the Warrants to the Purchasers hereunder.

“Warrant Exercise Amount” means, as to each Purchaser, the aggregate amount to be paid for Warrant Shares purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Warrant Exercise Amount,” in United States Dollars and in immediately available funds.

“Warrant Shares” means the shares of Common Stock underlying the Warrants issuable upon exercise of the Warrants.

"Warrant Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Warrant Subscription Amount,” in United States Dollars and in immediately available funds.

ARTICLE II.

PURCHASE AND EXERCISE OF THE WARRANTS

2.1 Purchase and Sale of Warrants. Upon the terms and subject to the conditions set forth herein, Elixir Group agrees to sell, and each Purchaser agrees to purchase, severally and not jointly, the number of Warrants set forth on each respective Purchaser’s signature page attached hereto, for the Warrant Subscription Amount set forth thereon, based on the purchase price of $0.86 per warrant. On the Closing Date (the “Closing Date”), each Purchaser shall deliver to Elixir Group, via wire transfer or a certified check, immediately available funds equal to their Warrant Subscription Amount, and Elixir Group shall deliver to each Purchaser their respective Warrants, along with a duly executed Warrant Assignment, to be transferred at the Closing (the "Closing”).

2.2 Exercise of Warrants. Subject to the terms and conditions set forth in this Agreement, at the Closing each Purchaser hereby agrees to exercise in full all of the Warrants purchased under this Agreement and thereby purchase the number of Warrant Shares set forth on such Purchaser’s signature page attached hereto. On the Closing Date, each Purchaser shall deliver to the Company, via wire transfer or a certified check, immediately available funds equal to their Warrant Exercise Amount, based on the exercise price of $2.65 per Warrant Share, and the Company shall deliver to each Purchaser their respective Warrant Shares to be issued at the Closing.

2.3 Closing. Upon satisfaction of the conditions set forth in Sections 2.4 and 2.5, the Closing shall occur at the offices of Greenberg Traurig, LLP, 3161 Michelson Drive, Suite 1000, Irvine, California 92612, or such other location as the parties shall mutually agree.

2.4 Deliveries.

(a) On or prior to the Closing Date, Elixir Group shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by Elixir Group; and

(ii) one or more warrant certificates evidencing the Warrants purchased by each Purchaser hereunder, along a Warrant Assignment duly executed by Elixir Group.

(b) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) one or more stock certificates evidencing that number of Warrant Shares purchased by each Purchaser hereunder, registered in the name of such Purchaser;

(iii) the Registration Rights Agreement duly executed by the Company;

(iv) an opinion of Greenberg Traurig, LLP, dated as of the Closing Date, in substantially the form attached hereto as Exhibit D; and

(v) a certificate, in substantially the form attached hereto as Exhibit E, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3.2(c) as adopted by the Company’s Board of Directors, and (ii) the Articles of Incorporation and Bylaws of the Company, each as amended to date and in effect at the Closing.

(c) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered the following:

(i) To Elixir Group and the Company, this Agreement duly executed by such Purchaser;

(ii) To Elixir Group, such Purchaser’s Warrant Subscription Amount by wire transfer or certified check to the escrow account as set forth in the Escrow Agreement, (which wire instructions are set forth in Section 8 of the Escrow Agreement);

(iii) to the Company, such Purchaser’s Warrant Exercise Amount by wire transfer or certified check to the escrow account as set forth in the Escrow Agreement (which wire instructions are set forth in Section 8 of the Escrow Agreement); and

(iv) the Registration Rights Agreement duly executed by such Purchaser.

2.5 Closing Conditions.

(a) The obligations of Elixir Group and the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the representations and warranties of the Purchasers shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall remain true and correct as of such specific date);

(ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date with respect to the performance of this Agreement and matters contemplated hereby shall have been performed;

(iii) the delivery by the Purchasers of the items set forth in Section 2.4(c) of this Agreement;

(iv) the Company shall have obtained all governmental, regulatory or third party consents and approvals necessary for the sale of the Warrants and the Warrant Shares;

(v) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(vi) since the date of execution of this Agreement, no event or series of events shall have occurred that resulted, or could reasonably be expected to result, in a Material Adverse Effect; and

(vii) trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the representations and warranties of Elixir Group and the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall remain true and correct as of such specific date);

(ii) all obligations, covenants and agreements of Elixir Group and the Company required to be performed at or prior to the Closing Date with respect to the performance of this Agreement and matters contemplated hereby shall have been performed;

(iii) the delivery by Elixir Group and the Company of the items set forth in Sections 2.4(a) and (b) of this Agreement;

(iv) Elixir Group and the Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Warrants and the Warrant Shares;

(v) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(vi) since the date of execution of this Agreement, no event or series of events shall have occurred that resulted, or could reasonably be expected to result, in a Material Adverse Effect; and

(vii) trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of Elixir Group. Elixir Group hereby makes the representations and warranties set forth below to each Purchaser:

(a) Organization and Qualification. Elixir Group is duly incorporated, validly existing and in good standing under the laws of Hong Kong, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Elixir Group is not in violation or default of any of the provisions of its memorandum or articles of association or other organizational or charter documents.

(b) Authorization; Enforcement. Elixir Group has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Warrant Assignment and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of this Agreement and the Warrant Assignment by Elixir Group and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Elixir Group and no further action is required by Elixir Group, its Board of Directors or its stockholders in connection therewith. This Agreement and the Warrant Assignments have been (or upon delivery will have been) duly executed by Elixir Group and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of Elixir Group enforceable against Elixir Group in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law and principles of public policy.

(c) No Conflicts. The execution, delivery and performance of the this Agreement and the Warrant Assignments by Elixir Group, the transfer and sale of the Warrants and the consummation by Elixir Group of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of Elixir Group’s memorandum or articles of association or other organizational or charter documents, or (ii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Elixir Group is subject (including federal and state securities laws and regulations), or by which any property or asset of Elixir Group is bound or affected; except in the case of each of clause (ii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. Elixir Group is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Elixir Group of this Agreement and the Warrant Assignments.

(e) Transfer of Warrants. Elixir Group is the record and sole beneficial owner of the Warrants and, when sold and paid for in accordance with this Agreement, Elixir Group shall transfer to the Purchasers all of Elixir Group’s right, title and interest in and to the Warrants and the Warrant Shares, free and clear of all Liens other than restrictions on transfer provided for in the Securities Agreement, the Participation Agreement and the Warrants.

(f) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Elixir Group, threatened against or affecting Elixir Group, the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which materially adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents, the Warrants or the Warrant Shares.

(g) Certain Fees. Except for fees and expenses that may be payable to ThinkEquity Partners, LLC, no brokerage or finder’s fees or commissions are or will be payable by Elixir Group to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents as a result of any action taken by Elixir Group or its Affiliates.

(h) Private Placement. Subject to the accuracy of the Purchasers representations and warranties set forth in subparts (b), (c), (d), (g) and (h) of Section 3.3, the offer and sale of the Warrants by Elixir Group to the Purchasers as contemplated hereby constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

(i) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in subparts (b), (c), (d), (g) and (h) of Section 3.3, neither Elixir Group, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Warrants to be integrated with prior offerings by Elixir Group in violation of the Securities Act or any applicable shareholder approval provisions of any Trading Market on which any of the securities of Elixir Group are listed or designated.

(j) No General Solicitation. Neither Elixir Group nor any person acting on behalf of Elixir Group has offered or sold any of the Warrants by any form of general solicitation or general advertising. Elixir Group has offered the Warrants for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(k) Manipulation of Price. Elixir Group has not, and to its knowledge no one acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Warrants or the resale of any of the Warrant Shares.

(l) Material, Non-Public Information. Elixir Group confirms that neither it nor, to its knowledge after due inquiry, any of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized the Placement Agent to provide, any Purchaser or its respective agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information concerning the Company except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the press release and Current Report on Form 8-K as contemplated by Section 4.4 hereof. Elixir Group understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.

(m) Acknowledgment Regarding Purchasers’ Purchase of Securities. Elixir Group acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. Elixir Group further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of Elixir Group (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Warrants.

(n) No Additional Agreements. Elixir Group does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

3.2 Representations and Warranties of the Company. Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser:

(a) Subsidiaries. All of the direct and indirect Subsidiaries of the Company are set forth on Schedule 3.2(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the business, properties, assets, operations, prospects, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or its stockholders in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law and principles of public policy.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Warrant Shares and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of the Registration Statement, and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Status of Warrants; Issuance of the Warrant Shares. The Warrants have been validly issued and are fully paid and nonassessable and free and clear of all Liens other than restrictions on transfer provided for in the Securities Agreement, the Participation Agreement and the Warrants. The Warrants are assignable by Elixir Group and are fully vested and immediately exercisable in accordance with their terms. The Company hereby consents to the assignment and sale of the Warrants to the Purchasers, and their exercise, pursuant to this Agreement. The Warrant Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its authorized capital stock the Warrant Shares issuable pursuant to the Warrants and this Agreement.

(g) Capitalization. The capitalization of the Company is as set forth on Schedule 3.2(g). No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Warrant Shares or as set forth on Schedule 3.2(g): (i) there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents; (ii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iii) there are no loans or obligations of the Company or any of its Subsidiaries to officers, directors, stockholders or employees of the Company or any of its Subsidiaries other than for payment of salary for services rendered and for bonus payments, reimbursement for reasonable expenses incurred on behalf of the Company or for other standard employee benefits made generally available to all employees; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no outstanding shares or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries. The sale and exercise of the Warrants will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth on Schedule 3.2(g), there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the period commencing on January 1, 2006 through the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected by the Company to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which materially adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Warrant Shares. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o) Patents and Trademarks.

(i) The Company or its Subsidiaries have exclusive ownership or a valid license to use all patent, copyright, trade secret, trademark or other proprietary rights that are used in the business of the Company as presently conducted and are material to the Company and its Subsidiaries taken as a whole (collectively, “Intellectual Property”). All of such material patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and, to the knowledge of the Company, have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and all such jurisdictions.

(ii) All material licenses or other material agreements under which (A) the Company or any Subsidiary is granted rights in Intellectual Property and (B) the Company or any Subsidiary has granted rights to others in Intellectual Property owned or licensed by the Company or any Subsidiary, are in full force and effect and there is no material default by the Company or any Subsidiary thereto.

(iii) No proceedings have been instituted or are pending which challenge in a material manner the rights of the Company or any Subsidiary in respect to the Company or any Subsidiary’s right to the use of the Intellectual Property. The Company and each Subsidiary has the right to use, free and clear of material claims or rights of other persons, all of its customer lists, designs, computer software, systems, data compilations, and other information that are required for its products or its business as presently conducted.

(iv) The Company believes it and each Subsidiary has taken such reasonable steps as are required in accordance with sound business practice and business judgment to establish and preserve its ownership of all material copyright, trade secret and other proprietary rights with respect to its products and technology.

(v) To the knowledge of the Company, the present business, activities and products of the Company and each Subsidiary do not infringe any intellectual property of any other person, except where such infringement would not have a Material Adverse Effect. No material proceeding charging the Company or any Subsidiary with infringement of any adversely held Intellectual Property has been filed. The Company has not received or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Company or any Subsidiary, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect. To the Company’s knowledge, there exists no third party unexpired patent or patent application which includes claims that would be infringed by the Company or otherwise have a Material Adverse Effect. To the knowledge of the Company, the Company is not making unauthorized use of any material confidential information or trade secrets of any third party. To the Company’s knowledge, the activities of the Company or any Subsidiary or any employee on behalf of the Company or any Subsidiary do not violate any material agreements or arrangements known to the Company which any such employees have with other persons, if any.

(p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth in the SEC Reports, during the 12 months prior to the date hereof neither the Company nor any of its Subsidiaries have received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

(s) Certain Fees. Except for fees and expenses that may be payable to ThinkEquity Partners, LLC, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents as a result of any action taken by the Company or its Affiliates.

(t) Private Placement. Subject to the accuracy of the Purchasers representations and warranties set forth in subparts (b), (c), (d), (g) and (h) of Section 3.3, the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby constitute transactions exempt from the registration requirements of Section 5 of the Securities Act. The issuance and sale of the Warrant Shares hereunder does not contravene the rules and regulations of the Trading Market.

(u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Warrant Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940.

(v) Registration Rights. Other than each of the Purchasers and except as set forth on Schedule 3.2(v), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. The Company is eligible for use of the Registration Statement on Form S-3 to register the Warrant Shares for resale by the Purchasers.

(w) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(x) Disclosure. All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(y) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in subparts (b), (c), (d), (g) and (h) of Section 3.3, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Warrant Shares to be integrated with prior offerings by the Company in violation of the Securities Act or any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(z) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(aa) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(bb) Insolvency. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3.1(bb), “Insolvent” means, with respect to any Person , (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total indebtedness, (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(cc) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(dd) No Undisclosed Events, Liabilities, Developments or Circumstances. Except for the transactions contemplated by this Agreement, no event, liability, development or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial condition, that is required to be, and has not been, disclosed, by the Company under applicable securities laws on a Current Report on Form 8-K filed with the SEC.

(ee) Environmental Laws. The Company is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ff) PFIC. Neither the Company nor any Subsidiary is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(gg) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Warrants or resale of any of the Warrant Shares.

(hh) Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(ii) OFAC. Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(jj) Money Laundering Laws. The operations of each of the Company and any Subsidiary are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and/or any Subsidiary with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(kk) Material, Non-Public Information. The Company confirms that neither it nor, to its knowledge after due inquiry, any of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized the Placement Agent to provide, any Purchaser or its respective agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the press release and Current Report on Form 8-K as contemplated by Section 4.4 hereof. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the Exchange Act are being incorporated into an effective registration statement filed by the Company under the Securities Act), except for the announcement of this Agreement and related transactions.

(ll) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Shares.

(mm) No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

3.3 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to Elixir Group and the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty shall not limit such Purchaser’s right to sell the Warrant Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Short Sales and Confidentiality Prior To The Date Hereof. Other than the purchases and sales of securities contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transaction, including Short Sales, in the securities of the Company since the earlier to occur of (i) the time that such Purchaser was first contacted by the Company regarding the transactions contemplated by this Agreement, or (ii) the 10th day prior to the date of this Agreement (such earlier date, “Discussion Time”). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(g) Access to Information. Such Purchaser acknowledges that it has received and had the opportunity to review (i) copies of the SEC Reports, and (ii) all exhibits thereto. Such Purchaser further acknowledges that it or its representatives have been afforded (iii) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities, the merits and risks of investing in the Securities, (iv) access to information about the Company and the Company’s financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities; and (v) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information contained in the SEC Reports.

(h) Restrictions on Securities. Such Purchaser understands that the Securities have not been registered under the Securities Act and may not be offered, resold, or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

(i) Acknowledgment. Such Purchaser understands and acknowledges that it has agreed to exercise in full all of the Warrants purchased under this Agreement at the Closing by delivering to the Company, via wire transfer or a certified check, the exercise price as provided in this Agreement, and such Purchaser further understands and acknowledges that no net issuance exercise or “cashless” exercise will be available or utilized in this transaction.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF COUNSEL TO THE ISSUER.

(c) The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in some or all of the legended Warrant Shares, in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party, or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by such Purchaser. No notice shall be required of such pledge but the Purchaser shall promptly notify the Company of any such subsequent transfer or foreclosure. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Warrant Shares or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(d), any Warrant Shares subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

(d) Subject to and in reliance upon compliance of the Purchasers with Sections 7(b) and 7(c) of the Registration Rights Agreement, certificates evidencing Warrant Shares shall not be required to contain such legend (i) while a Registration Statement covering the resale of such Warrant Shares is effective under the Securities Act, or (ii) following any sale of such Warrant Shares pursuant to Rule 144, or (iii) if such Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). Following the Effective Date or at such earlier time as a legend is no longer required for certain Warrant Shares, the Company will no later than ten (10) calendar days following the delivery by a Purchaser to the Company’s transfer agent (with notice to the Company) of a legended certificate representing such Warrant Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to effect the reissuance and/or transfer and an opinion of counsel to the extent required by Section 4.1(a)), deliver or cause to be delivered to such Purchaser a certificate representing such Warrant Shares that is free from such restrictive legends.

(e) Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly covenants and agrees not to sell the Warrant Shares or any interest therein without complying with the requirements of the Securities Act and any applicable prospectus delivery requirements. While the above-referenced Registration Statement remains effective, each Purchaser hereunder may sell the Warrant Shares in accordance with the plan of distribution contained in the Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available.

(f) If the Company shall fail for any reason or for no reason to issue to a Purchaser unlegended certificates within three (3) Trading Days of receipt of all documents necessary for the removal of the legend set forth in Section 4.1(d) above (the “Deadline Date”), then, in addition to all other remedies available to such Purchaser, if on or after the Trading Day immediately following such three-day period, such Purchaser sells Warrant Shares in an open-market transaction which the Purchaser anticipated receiving from the Company without any restrictive legend and is required to purchase shares of Common Stock to deliver in satisfaction of the sale by the Purchaser (a “Buy-In”), then the Company shall, within three (3) Trading Days after such Purchaser’s request and in such Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, times (b) the closing bid price on the Deadline Date.

4.2 Furnishing of Information. As long as any Purchaser owns Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Warrant Shares, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Warrant Shares may reasonably request, to the extent required from time to time to enable such Person to sell such Warrant Shares without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Warrant Shares in a manner that would require the registration under the Securities Act of the sale of the Warrant Shares to the Purchasers or that would be integrated with the offer or sale of the Warrant Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall, by 9:00 a.m. (New York City time) on the Business Day immediately following the date of this Agreement issue a press release reasonably acceptable to each Purchaser disclosing all material terms of the transactions contemplated hereby, and shall file a Current Report on Form 8-K (the “Closing 8-K”) attaching the Transaction Documents thereto by the end of such Business Day. No Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company. The Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this subclause (ii).

4.5 Use of Proceeds. The Company shall use the net proceeds from the sale of the Warrant Shares for general corporate purposes, including general and administrative expenses, and, except as set forth on Schedule 4.5, not for (i) the repayment of any outstanding Indebtedness of the Company or any of its Subsidiaries, or (ii) the redemption or repurchase of any of its or its Subsidiaries’ equity securities.

4.6 Listing of Common Stock. The Company hereby agrees to use its best efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as practicable following the Closing to list all of the Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Warrant Shares, and will take such other action as is necessary to cause all of the Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.7 Short Sales and Confidentiality After The Date Hereof. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will engage in any purchases or sales of, including any Short Sales, the securities of the Company during the period commencing at the Discussion Time and ending twenty-four (24) hours after the time that the transactions contemplated by this Agreement are first publicly announced by dissemination of the press release as described in Section 4.4 (“Black-out Termination Date”). Each Purchaser, severally and not jointly with the other Purchasers, covenants that until the Black-out Termination Date, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to the Effective Date of the Registration Statement with respect to the Shares is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the Black-out Termination Date. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.

4.8 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Warrant Shares as required under Regulation D and to provide a copy thereof to each Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.9 Indemnification of Purchasers. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Purchasers and their affiliates, directors, officers, shareholders, partners, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Purchaser Party may suffer or incur as a result of or relating to: (a) any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document; or (b) any cause of action, suit, or claim brought or made against such Purchaser Party and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any of the other Transaction Documents and without causation by other activity, obligation, condition or liability pertaining to such Purchaser; provided, however, the Company will not be liable for (i) special damages or (ii) Losses that arise out of a Purchaser’s violation of law, or misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by Purchaser in any Transaction Document; and provided further, the indemnity agreement contained herein shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld). In addition to the indemnity contained herein, the Company will reimburse each Purchaser Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

ARTICLE V.

MISCELLANEOUS

5.1 Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, or the Company by written notice to the other parties, if the Closing has not been consummated on or before December 19, 2007, provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes, transfer taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchasers. The Company shall pay all expenses reasonably incurred by Purchasers in connection with the negotiation, drafting, and execution of the Transaction Documents, including, without limitation, attorneys’ fees and disbursements, in an aggregate amount not greater than Twenty Thousand Dollars ($20,000).

5.3 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

5.4 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.5 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Warrant Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Warrant Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. The Company’s obligations to each Purchaser under this Agreement are identical to its obligations to each other Purchaser other than such differences resulting solely from the number of Shares purchased by such Purchaser, but regardless of whether such obligations are memorialized herein or in another agreement between the Company and a Purchaser.

5.6 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.7 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 3:30 p.m. (New York time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 3:30 p.m. (New York time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.8 Amendments; Waivers. No provision of this Agreement may be amended or waived except in a written instrument signed by the Company and the Purchasers holding not less than 85% of the Warrant Shares; provided, however, that if any amendment or waiver operates in a manner that treats any Purchaser differently from the other Purchasers, the consent of such Purchaser shall also be required for such amendment or waiver. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.9 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.10 Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by the Company without the prior written consent of each Purchaser. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.11 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.12 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.13 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares. Each Purchaser shall be responsible only for its own representations, warranties and covenants hereunder.

5.14 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.15 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.16 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.17 Replacement of Shares. If any certificate or instrument evidencing any Warrant Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Shares.

5.18 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

5.19 Limitations of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of a Purchaser arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Purchaser, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Purchaser shall be personally liable for any liabilities of such Purchaser.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ELIXIR GROUP LIMITED	Address for Notice:

By: /s/ Gordon Yuen Gordon Yuen, Chief Executive Officer	38/F., The Centrium, 60 Wyndam Street Central, Hong Kong Fax: (852) 3162 2579

ELIXIR GAMING TECHNOLOGIES, INC. Address for Notice:
1120 Town Center
By:	/s/ David Reberger	Suite 260
Las Vegas, NV 89144
	David Reberger,	Fax: (702) 733-7197
Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Lagunitas Partners LP

Name of Purchaser /s/ Jon D. Gruber

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Gruber & McBaine Cap. Mgmt.

Title: General Partner	Address for Notice:

Its:__________________________________________	GMCM
(Printed Name of Authorized Person and Title	50 Osgood Pl. - PH
for Person executing for Purchaser)	San Francisco, CA 94133
Warrant Subscription Amount: $________ Warrants: 375,000 Warrant Exercise Amount: $________ Warrant Shares: 375,000 Total Amount to be Deposited into Escrow: $1,316,250	with a copy to:
Address for Delivery of
Warrants and Warrant
Shares for Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Jon D. & Linda W. Gruber Trust

Name of Purchaser /s/ Jon D. Gruber

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Jon D. Gruber

Title: Trustee	Address for Notice:

Its:__________________________________________	GMCM
(Printed Name of Authorized Person and Title	50 Osgood Pl. - PH
for Person executing for Purchaser)	San Francisco, CA 94133
Warrant Subscription Amount: $________ Warrants: 125,000 Warrant Exercise Amount: $________ Warrant Shares: 125,000 Total Amount to be Deposited into Escrow: $438,750	with a copy to:
Address for Delivery of
Warrants and Warrant
Shares for Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Capital Ventures International by: Heights Capital Management, Inc. its authorized agent

Name of Purchaser /s/ Michael Spolan

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Michael Spolan

Title: General Counsel	Address for Notice:

Its:__________________________________________	c/o Heights Capital Management
(Printed Name of Authorized Person and Title	101 California Street, Suite 3250
for Person executing for Purchaser)	San Francisco, CA 94111
Warrant Subscription Amount: $129,000 Warrants: 150,000 Warrant Exercise Amount: $397,500 Warrant Shares: 150,000 Total Amount to be Deposited into Escrow: $526,500	with a copy to:
Address for Delivery of Warrants
and Warrant Shares for
Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Octagon Capital Partners

Name of Purchaser /s/ Steven Hart

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Steven Hart

Title: General Partner —	Address for Notice:
Its:__________________________________________	—
(Printed Name of Authorized Person and	155 West 68th Street, #27E
Title for Person executing for Purchaser)	New York, NY 10023
Warrant Subscription Amount: $12,251 Warrants: 14,245 Warrant Exercise Amount: $37,749 Warrant Shares: 14,245 Total Amount to be Deposited into Escrow: $50,000	with a copy to:
Address for Delivery of Warrants and
Warrant Shares for Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Heller Capital Investments

Name of Purchaser /s/ Ronald I. Heller

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Ronald I. Heller

Title: CIO	Address for Notice:

Its:__________________________________________	c/o Steven Hart
(Printed Name of Authorized Person and Title	700 E. Palisade Avenue
for Person executing for Purchaser)	Englewood Cliffs, NJ 07632
Warrant Subscription Amount: $232,849 Warrants: 270,755 Warrant Exercise Amount: $717,501 Warrant Shares: 270,755 Total Amount to be Deposited into Escrow: $950,350	with a copy to:
Address for Delivery of
Warrants and Warrant
Shares for Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Kaia Investment Management LLC

Name of Purchaser /s/ Oded Levy

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Oded Levy

Title: Managing Partner

Its: (Printed Name of Authorized Person and Title	Address for Notice:
for Person executing for Purchaser)	—
Warrant Subscription Amount: $86,000 Warrants: 100,000 Warrant Exercise Amount: $265,000 Warrant Shares: 100,000 Total Amount to be Deposited into Escrow: $351,000	with a copy to:
Address for Delivery of Warrants and Warrant Shares for Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Marea Master Fund Ltd.

Name of Purchaser /s/ Aaron Chan

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Aaron Chan

Title: Director —	Address for Notice:
Its:__________________________________________	—
(Printed Name of Authorized Person and Title	444 Madison Avenue, Suite 32-02
for Person executing for Purchaser)	New York, NY 10022
Warrant Subscription Amount: $1,290,000 Warrants: 1,500,000 Warrant Exercise Amount: $3,975,000 Warrant Shares: 1,500,000 Total Amount to be Deposited into Escrow: $5,265,000	with a copy to:
Address for Delivery of
Warrants and Warrant Shares
for Purchaser:
Marea Capital Management LLC
444 Madison Avenue, Suite 32-02
New York, NY 10022

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
North Point Partners I, LLC

Name of Purchaser /s/ Peter Imber

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Peter Imber

Title: Managing Member —	Address for Notice:
Its:__________________________________________	—
(Printed Name of Authorized Person and Title	767 3rd Avenue, 6th Floor
for Person executing for Purchaser)	New York, NY 10017
Warrant Subscription Amount: $34,000	with a copy to:
Warrants: 40,000	Athena Ruggiero
Warrant Exercise Amount: $106,000	Conifer Securities
Warrant Shares: 40,000	1 Ferry Bldg., Suite 255
Total Amount to be Deposited into Escrow: $140,400	San Francisco, CA 94111
Address for Delivery of Warrants and Warrant
Shares for Purchaser:
Same as address for Notice

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Cardinal Bear LLC

Name of Purchaser /s/ Michael F. Baxter

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Michael F. Baxter

Title: Member	Address for Notice:

Its:__________________________________________	11111 Santa Monica Blvd.
(Printed Name of Authorized Person and Title	Suite 1100
for Person executing for Purchaser)	Los Angeles, CA 90025
Warrant Subscription Amount: $215,000 Warrants: 250,000 Warrant Exercise Amount: $662,500 Warrant Shares: 250,000 Total Amount to be Deposited into Escrow: $877,500	with a copy to:
Address for Delivery of
Warrants and Warrant
Shares for Purchaser:
Dolly Sacher
Merrill Lynch
2049 Century Park East,
Suite 1100
Los Angeles, CA 90067

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Gerald Catenacci

Name of Purchaser /s/ Debra Jennings

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Debra Jennings

Title: CFO & CCO	Address for Notice:

Its:__________________________________________	Highway Partners, L.P.
(Printed Name of Authorized Person and Title	666 Fifth Avenue, 37th Floor
for Person executing for Purchaser)	New York, NY 10103
Warrant Subscription Amount: $57,232 Warrants: 66,549 Warrant Exercise Amount: $176,355 Warrant Shares: 66,549 Total Amount to be Deposited into Escrow: $233,587	with a copy to:
Address for Delivery of Warrants and
Warrant Shares for Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Gerald Catenacci

Name of Purchaser /s/ Debra Jennings

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Debra Jennings

Title: CCO & CFO	Address for Notice:

Its:__________________________________________	Thruway Partners, L.P.
(Printed Name of Authorized Person and Title	666 Fifth Avenue, 37th Floor
for Person executing for Purchaser)	New York, NY 10103
Warrant Subscription Amount: $320,929 Warrants: 373,173 Warrant Exercise Amount: $988,909 Warrant Shares: 373,173 Total Amount to be Deposited into Escrow: $1,309,838	with a copy to:
Address for Delivery of Warrants and
Warrant Shares for Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Gerald Catenacci

Name of Purchaser /s/ Debra Jennings

Signature of Purchaser or by Authorized Person	Address for Notice:
executing for Purchaser	—
Printed Name: Debra Jennings	Expressway Partners Master Fund,
—	Ltd.
Title: CFO & CCO	c/o Walkers SPV Limited
—	Walker House
Its:__________________________________________	87 Mary Street
(Printed Name of Authorized Person and Title	George Town
for Person executing for Purchaser)	Grand Cayman, KY1-9002 Cayman Islands
Warrant Subscription Amount: $911,839 Warrants: 1,060,278 Warrant Exercise Amount: $2,809,736 Warrant Shares: 1,060,278 Total Amount to be Deposited into Escrow: $3,721,575	with a copy to:
Address for Delivery of Warrants and
Warrant Shares for Purchaser:
Principled Asset Administration,
L.L.C.
666 Fifth Avenue, 37th Floor
New York, NY 10103

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
UBS O’Connor LLC f/b/o: O’Connor Pipes Corporate Strategies Master Limited

Name of Purchaser /s/ Jeffrey F. Putman

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Jeffrey F. Putman	Address for Notice:

Title: Executive Director	c/o UBS O’Connor LLC
—	One North Wacker Drive
Its:__________________________________________	32nd Floor
(Printed Name of Authorized Person and Title	Chicago, IL 60606
for Person executing for Purchaser)	Attn: Rob Murray
Warrant Subscription Amount: $258,000 Warrants: 300,000 Warrant Exercise Amount: $795,000 Warrant Shares: 300,000 Total Amount to be Deposited into Escrow: $1,053,000	with a copy to:
Address for Delivery
of Warrants and
Warrant Shares for
Purchaser:
Same as above.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Todd Binden

Name of Purchaser /s/ Todd Binden

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name:
Title:
Its: (Printed Name of Authorized Person and Title	Address for Notice:
for Person executing for Purchaser)	—
Warrant Subscription Amount: $172,000 Warrants: 200,000 Warrant Exercise Amount: $530,000 Warrant Shares: 200,000 Total Amount to be Deposited into Escrow: $702,000	with a copy to:
Address for Delivery of Warrants and Warrant Shares for Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Asgard Partners LP

Name of Purchaser /s/ Ron Silverton

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Ron Silverton	Address for Notice:

Title: Managing Member	Asgard Investment Advisors LLC
—	11150 Santa Monica Blvd.
Its:__________________________________________	Suite 888
(Printed Name of Authorized Person and Title	Los Angeles, CA 90025
for Person executing for Purchaser)	Attn: Ron Silverton
Warrant Subscription Amount: $245,100 Warrants: 285,000 Warrant Exercise Amount: $755,250 Warrant Shares: 285,000 Total Amount to be Deposited into Escrow: $1,000,350	with a copy to:
Address for Delivery of
Warrants and Warrant Shares
for Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Buckland Partners Focus Fund LP

Name of Purchaser /s/ James A. Shifren

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: James A. Shifren

Title: Principal —	Address for Notice:
Its: Member of General Partner	—
—	9 Old Kings Hwy. So.
(Printed Name of Authorized Person and Title	Suite 300
for Person executing for Purchaser)	Darien, CT 06820
Warrant Subscription Amount: $43,000 Warrants: 50,000 Warrant Exercise Amount: $132,500 Warrant Shares: 50,000 Total Amount to be Deposited into Escrow: $175,500	with a copy to:
Address for Delivery
of Warrants and
Warrant Shares for
Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
The Canyon Value Realization Fund (Cayman), Ltd.

Name of Purchaser /s/ Joshua S. Friedman

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Joshua S. Friedman

Title: Managing Partner of Canyon Capital Advisors LLC —	Address for Notice:
Its: Investment Advisor	—
—	c/o Canyon Capital Advisors LLC
(Printed Name of Authorized Person and Title	9665 Wilshire Blvd., Suite 200
for Person executing for Purchaser)	Beverly Hills, CA 90212
Warrant Subscription Amount: $2,408,000 Warrants: 2,800,000 Warrant Exercise Amount: $7,420,000 Warrant Shares: 2,800,000	with a copy to:
Total Amount to be Deposited into Escrow: $9,828,000	N/A
Address for Delivery of
Warrants and Warrant Shares
for Purchaser:
Marietta Levy-Green
City National Bank
555 South Flower Street,
12th Floor
Los Angeles, CA 90071

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Canyon Value Realization MAC 18 Ltd.

Name of Purchaser /s/ Joshua S. Friedman

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Joshua S. Friedman

Title: Managing Partner of Canyon Capital Advisors LLC —	Address for Notice:
Its: Investment Advisor	—
—	c/o Canyon Capital Advisors LLC
(Printed Name of Authorized Person and Title	9665 Wilshire Blvd., Suite 200
for Person executing for Purchaser)	Beverly Hills, CA 90212
Warrant Subscription Amount: $172,000 Warrants: 200,000 Warrant Exercise Amount: $530,000 Warrant Shares: 200,000	with a copy to:
Total Amount to be Deposited into Escrow: $702,000	N/A
Address for Delivery of
Warrants and Warrant Shares
for Purchaser:
Marietta Levy-Green
City National Bank
555 South Flower Street,
12th Floor
Los Angeles, CA 90071

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Canyon Value Realization Fund, L.P.

Name of Purchaser /s/ Joshua S. Friedman

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Joshua S. Friedman

Title: Managing Partner of Canyon Capital Advisors LLC —	Address for Notice:
Its: Investment Advisor	—
—	c/o Canyon Capital Advisors LLC
(Printed Name of Authorized Person and Title	9665 Wilshire Blvd., Suite 200
for Person executing for Purchaser)	Beverly Hills, CA 90212
Warrant Subscription Amount: $860,000 Warrants: 1,000,000 Warrant Exercise Amount: $2,650,000 Warrant Shares: 1,000,000	with a copy to:
Total Amount to be Deposited into Escrow: $3,510,000	N/A
Address for Delivery of
Warrants and Warrant Shares
for Purchaser:
Marietta Levy-Green
City National Bank
555 South Flower Street,
12th Floor
Los Angeles, CA 90071

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Chesapeake Partners Limited Partnership

Name of Purchaser /s/ Mark Lerner

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Mark Lerner

Title: Member, CP Management LLC

Its:
(Printed Name of Authorized Person and Title for	Address for Notice:
Person executing for Purchaser)	—
Warrant Subscription Amount: $860,000 Warrants: 1,000,000 Warrant Exercise Amount: $2,650,000 Warrant Shares: 1,000,000 Total Amount to be Deposited into Escrow: $3,510,000	with a copy to:
Address for Delivery of Warrants and Warrant Shares for Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Chesapeake Partners International Ltd.

Name of Purchaser /s/ Mark Lerner

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Mark Lerner

Title: Member, CP Management LLC

Its:
(Printed Name of Authorized Person and Title for	Address for Notice:
Person executing for Purchaser)	—
Warrant Subscription Amount: $860,000 Warrants: 1,000,000 Warrant Exercise Amount: $2,650,000 Warrant Shares: 1,000,000 Total Amount to be Deposited into Escrow: $3,510,000	with a copy to:
Address for Delivery of Warrants and Warrant Shares for Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Del Rey Management, L.P.

Name of Purchaser /s/ Gregory A. Bied

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Gregory A. Bied

Title: Managing Partner	Address for Notice:

Its:	877 West Main Street
(Printed Name of Authorized Person and Title	Suite 600
for Person executing for Purchaser)	Boise, ID 83702
Warrant Subscription Amount: $172,000 Warrants: 200,000 Warrant Exercise Amount: $530,000 Warrant Shares: 200,000 Total Amount to be Deposited into Escrow: $702,000	with a copy to:
Address for Delivery
of Warrants and
Warrant Shares for
Purchaser:
877 West Main Street
Suite 600
Boise, ID 83702

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Bear Stearns Sec Corp., fbo J. Steven Emerson Roth IRA

Name of Purchaser /s/ J. Steven Emerson

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: J. Steven Emerson

Title: Prof. Investor

Its: Sole Beneficiary, self dir IRA	Address for Notice:

(Printed Name of Authorized Person and Title	1552 Ensley Ave.
for Person executing for Purchaser)	Los Angeles, CA 90024
Warrant Subscription Amount: $129,000 Warrants: 150,000 Warrant Exercise Amount: $397,500 Warrant Shares: 150,000 Total Amount to be Deposited into Escrow: $526,500	with a copy to:
Address for Delivery of
Warrants and Warrant
Shares for Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Bear Stearns Sec Corp., fbo J. Steven Emerson Roth IRA R/O II

Name of Purchaser /s/ J. Steven Emerson

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: J. Steven Emerson

Title: Prof. Investor

Its: Sole Beneficiary, self dir IRA	Address for Notice:

(Printed Name of Authorized Person and Title	1552 Ensley Ave.
for Person executing for Purchaser)	Los Angeles, CA 90024
Warrant Subscription Amount: $215,000 Warrants: 250,000 Warrant Exercise Amount: $662,500 Warrant Shares: 250,000 Total Amount to be Deposited into Escrow: $877,500	with a copy to:
Address for Delivery of
Warrants and Warrant
Shares for Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Enable Growth Partners LP

Name of Purchaser /s/ Brendan O’Neil

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Brenda O’Neil

Title: Principal and Portfolio Manager	Address for Notice:

Its: (Printed Name of Authorized Person and Title for Person executing for Purchaser)	One Ferry Building Suite 255 San Francisco, CA
Warrant Subscription Amount: $245,100 Warrants: 285,000 Warrant Exercise Amount: $755,250 Warrant Shares: 285,000 Total Amount to be Deposited into Escrow: $1,000,350	with a copy to:
Address for Delivery of Warrants and Warrant Shares for Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Alan Weichselbaum — Gimmel Partners

Name of Purchaser /s/ Alan Weichselbaum

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Alan Weichselbaum

Title: Managing Member —	Address for Notice:
Its:	—
(Printed Name of Authorized Person and Title	767 3rd Avenue, 6th Floor
for Person executing for Purchaser)	New York, NY 10017
Warrant Subscription Amount: $86,000 Warrants: 100,000 Warrant Exercise Amount: $265,000 Warrant Shares: 100,000 Total Amount to be Deposited into Escrow: $351,000	with a copy to:
Address for Delivery of Warrants and Warrant
Shares for Purchaser:
767 3rd Avenue, 6th Floor
New York, NY 10017

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Strata Capital Management

Name of Purchaser /s/ Steve Bardack

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Steve Bardack

Title: President	Address for Notice:

Its:	9665 Wilshire Blvd.
(Printed Name of Authorized Person and Title	Suite 505
for Person executing for Purchaser)	Beverly Hills, CA 90212
Warrant Subscription Amount: $2,713,300 Warrants: 3,155,000 Warrant Exercise Amount: $8,360,750 Warrant Shares: 3,155,000 Total Amount to be Deposited into Escrow: $11,074,050	with a copy to:
Address for Delivery of
Warrants and Warrant
Shares for Purchaser:

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Karnak Partners

Name of Purchaser /s/ Bernard Selz

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Bernard Selz

Title: Managing Member, Luxor LLC	Address for Notice:

Its: General Partner	c/o Selz Capital, LLC
—	600 Fifth Avenue
(Printed Name of Authorized Person and Title	25th Floor
for Person executing for Purchaser)	New York, NY 10020-2309
Warrant Subscription Amount: $60,200 Warrants: 70,000 Warrant Exercise Amount: $185,500 Warrant Shares: 70,000 Total Amount to be Deposited into Escrow: $245,700	with a copy to:
Address for Delivery of
Warrants and Warrant
Shares for Purchaser:
c/o Selz Capital, LLC
600 Fifth Avenue
25th Floor
New York, NY 10020-2309

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Ermitage Selz Fund Limited

Name of Purchaser /s/ Bernard Selz

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Bernard Selz

Title: Managing Member, Selz Capital LLC	Address for Notice:

Its: Investment Adviser	c/o Selz Capital, LLC
—	600 Fifth Avenue
(Printed Name of Authorized Person and Title	25th Floor
for Person executing for Purchaser)	New York, NY 10020-2309
Warrant Subscription Amount: $94,600 Warrants: 110,000 Warrant Exercise Amount: $291,500 Warrant Shares: 110,000 Total Amount to be Deposited into Escrow: $386,100	with a copy to:
Address for Delivery of
Warrants and Warrant
Shares for Purchaser:
c/o Selz Capital, LLC
600 Fifth Avenue
25th Floor
New York, NY 10020-2309

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
GAM Selection Hedge Investments Inc.

Name of Purchaser /s/ Bernard Selz

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Bernard Selz

Title: Managing Member, Selz Capital LLC	Address for Notice:

Its: Investment Adviser	c/o Selz Capital, LLC
—	600 Fifth Avenue
(Printed Name of Authorized Person and Title	25th Floor
for Person executing for Purchaser)	New York, NY 10020-2309
Warrant Subscription Amount: $146,200 Warrants: 170,000 Warrant Exercise Amount: $450,500 Warrant Shares: 170,000 Total Amount to be Deposited into Escrow: $596,700	with a copy to:
Address for Delivery of
Warrants and Warrant
Shares for Purchaser:
c/o Selz Capital, LLC
600 Fifth Avenue
25th Floor
New York, NY 10020-2309

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Kirsch-Cassis PSP

Name of Purchaser /s/ Bernard Selz

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Bernard Selz —	Address for Notice:
Title:	—
Its: Trustee	c/o Selz Capital, LLC
—	600 Fifth Avenue
(Printed Name of Authorized Person and Title	25th Floor
for Person executing for Purchaser)	New York, NY 10020-2309
Warrant Subscription Amount: $172,000 Warrants: 200,000 Warrant Exercise Amount: $530,000 Warrant Shares: 200,000 Total Amount to be Deposited into Escrow: $702,000	with a copy to:
Address for Delivery of
Warrants and Warrant
Shares for Purchaser:
c/o Selz Capital, LLC
600 Fifth Avenue
25th Floor
New York, NY 10020-2309

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER
Selz Foundation

Name of Purchaser /s/ Bernard Selz

Signature of Purchaser or by Authorized Person executing for Purchaser Printed Name: Bernard Selz —	Address for Notice:
Title: President	—
—	c/o Selz Capital, LLC
Its:	600 Fifth Avenue
(Printed Name of Authorized Person and Title	25th Floor
for Person executing for Purchaser)	New York, NY 10020-2309
Warrant Subscription Amount: $129,000 Warrants: 150,000 Warrant Exercise Amount: $397,500 Warrant Shares: 150,000 Total Amount to be Deposited into Escrow: $526,500	with a copy to:
Address for Delivery of
Warrants and Warrant
Shares for Purchaser:
c/o Selz Capital, LLC
600 Fifth Avenue
25th Floor
New York, NY 10020-2309

Exhibit A

Form of Escrow Agreement

Exhibit B

Form of Registration Rights Agreement

Exhibit C

Form of Warrant

Exhibit D

Form of Legal Opinion of Company Counsel

Exhibit E

Form of Secretary’s Certificate